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                            Verizon New Jersey Inc.


                                                                      EXHIBIT 12

                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

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                                                                                                        Three Months Ended
(Dollars in Millions)                                                                                     March 31, 2002
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

Income before provision for income taxes and extraordinary item                                                     $304.3
Interest expense                                                                                                      34.2
Portion of rent expense representing interest                                                                         11.2
Amortization of capitalized interest                                                                                   1.5
                                                                                                     ---------------------

Earnings, as adjusted                                                                                               $351.2
                                                                                                     =====================

Fixed charges:
Interest expense                                                                                                    $ 34.2
Portion of rent expense representing interest                                                                         11.2
Capitalized interest                                                                                                    .9
                                                                                                     ---------------------

Fixed Charges                                                                                                       $ 46.3
                                                                                                     =====================

Ratio of Earnings to Fixed Charges                                                                                    7.59
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